Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT AND CERTIFICATE OF
OF
BETHEL TOWERS LIMITED DIVIDEND HOUSING ASSOCIATION

This First Amendment to Agreement and Certificate of Limited Partnership (the “Amendment”), effective as of December 10, 2012 (the “Effective Date”), is entered into by Real Estate Associates Limited, a California limited partnership ("REAL"), and Bethel Towers Corporation, a Michigan corporation (“the “Corporation” and together with REAL, each a “Party” and any two or more, as the context requires, collectively, the “Parties”), with reference to the following facts:

A.         Bethel Towers Limited Dividend Housing Association is a limited partnership formed under the laws of the State of Michigan pursuant to an Agreement and Certificate of Limited Partnership, dated January 15, 1979 (the “Partnership Agreement”), and filed with the Michigan Department of Licensing and Regulatory Affairs – Corporation Division, or its predecessor, on February 5, 1979 (the “Partnership”), and is being operated pursuant to the Partnership Agreement.

B.         Maurice J. Higginbothan, an individual and the original “Operating General Partner” of the Partnership, died on or about April 19, 1993, and pursuant to Section 7.3.3 of the Partnership Agreement, the Limited Partner designated itself as the successor Operating General Partner.

C.        The Parties desire to enter into this Amendment to provide for, among other things (i) the formal recognition of REAL, in addition to being the Limited Partner of the Partnership, as the successor Operating General Partner and (ii) other amendments to the Partnership Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Partnership Agreement is hereby amended as follows:

1.            Capitalized terms used herein have the same meanings as set forth in the Partnership Agreement, unless specifically defined herein.

2.            Pursuant to Section 10.1.1 of the Partnership Agreement, upon the death of Maurice J. Higginbothan, REAL, as the Limited Partner, became the legal and beneficial owner of all of the stock of the Corporation and, as such owner, REAL, on behalf of the Corporation as the sole remaining General Partner, timely elected to continue the business of the Partnership.

3.            In accordance with Section 7.3.3 of the Partnership Agreement, REAL is hereby recognized and confirmed as the successor Operating General Partner, and pursuant to Section 8.3 of the Partnership Agreement, all Partnership income, gains, profits, losses, distributions and credits and other Partnership assets allocated or to be distributed to deceased Operating General Partner shall be allocated or distributed, as appropriate, to REAL as the successor Operating General Partner.

4.            This Amendment may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement.

5.            The undersigned shall execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Amendment.

Except as set forth above, all of the terms and provisions of the Partnership Agreement remain unmodified and in full force and effect.

[Signatures on following page(s)]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the Effective Date.

OPERATING GENERAL PARTNER:           REAL ESTATE ASSOCIATES LIMITED,

a California limited partnership

By  National Partnership Investments, LLC,

a California limited liability company,

its general partner

By Bethesda Holdings I, LLC,

a Delaware limited liability company,

its member

By AIMCO/Bethesda Holdings, Inc.,

a Delaware corporation,

its member

By  /s/John Bezzant

Name:  John Bezzant

Title:  Executive Vice President

CORPORATION:                                           BETHEL TOWERS CORPORATION,

a Michigan corporation

By  /s/John Bezzant

Name:  John Bezzant

Title: Executive Vice President

LIMITED PARTNER:                                     REAL ESTATE ASSOCIATES LIMITED,

a California limited partnership

By  National Partnership Investments, LLC,

a California limited liability company,

its general partner

By Bethesda Holdings I, LLC,

a Delaware limited liability company,

its member

By AIMCO/Bethesda Holdings, Inc.,

a Delaware corporation,

its member

By  /s/John Bezzant

Name:  John Bezzant

Title:  Executive Vice President